UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 27, 2012

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into Material Definitive Agreement.

Amended and Restated Advisory Agreement

On September 27, 2012, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) entered into the First Amended and Restated Advisory Agreement (the “Advisory Agreement”) with LaSalle Investment Management, Inc. (the “Advisor”), a subsidiary of Jones Lang LaSalle Incorporated, the Company’s sponsor. The Advisory Agreement will become effective as of the date that the Company’s registration statement on Form S-11 (the “Registration Statement”) relating to its initial public offering of up to $3 billion in any combination of shares of two new classes of common stock, Class A and Class M (the “Offering”), is initially declared effective by the Securities and Exchange Commission (the “SEC”).

Services

Pursuant to the Advisory Agreement and subject to the supervision of the Company’s board of directors, the Advisor will have the responsibility to, among other things:

•	consult with the Company’s board of directors in formulating its financial, investment, valuation and other policies, consistent with achieving its investment objectives;

•	serve as the Company’s investment and financial advisor and provide research and economic and statistical data in connection with its assets and investment policies;

•

recommend to the Company’s board of directors the proper allocation of the Company’s investments between properties, real estate-related assets and cash, cash equivalents and other short-term investments;

•	calculate the Company’s NAV at the close of business on each business day in accordance with the Company’s valuation guidelines;

•	supervise the Company’s independent valuation advisor and, if and when necessary, recommend the replacement of the independent valuation advisor to the Company’s board of directors;

•	assist the Company’s dealer manager administratively with the distribution of the Company’s shares;

•	select joint venture and strategic partners and structure corresponding agreements;

•

within the authority granted to the Advisor by the board of directors, identify, analyze and complete acquisitions and dispositions of investments, and outside of the authority granted by board of directors, identify, analyze and recommend acquisitions and dispositions of investments to the board and complete such transactions on the Company’s behalf in accordance with the direction of the board;

•	structure the terms of the Company’s investments and arrange for financing or refinancing in connection with investments; and

•	monitor and manage the Company’s investments and provide periodic reports to its board of directors on their performance.

Term and Termination Rights

The term of the Advisory Agreement is for one year from its effective date, subject to renewals by the Company’s board of directors for an unlimited number of successive one-year periods. The Advisory Agreement may be terminated (1) immediately by the Company for “cause,” upon the bankruptcy of the Advisor or upon a material breach of the agreement by the Advisor, (2) upon 60 days’ written notice by the Company without cause or penalty upon the vote of a majority of its independent directors, or (3) upon 60 days’ written notice by the Advisor.

Advisory Fee and Expense Reimbursements

Pursuant to the Advisory Agreement, the Company has agreed to pay the Advisor an advisory fee comprised of two separate components:

(1)	a fixed component in an amount equal to 1/365th of 1.25% of the Company’s NAV for each class of its common stock (Class A, Class E and Class M) for each day, payable monthly in arrears; and

(2)	a performance component calculated based on the total return of each class of the Company’s common stock (Class A, Class E and Class M) in any calendar year (defined for each class of common stock as the change in NAV per share for such class plus distributions per share for such class), payable annually in arrears.

The fixed component of the advisory fee will accrue on a daily basis, and the performance component of the advisory fee will accrue on a daily basis to the extent that it is earned. The performance component will be calculated such that for any calendar year in which the total return per share for a particular class exceeds 7% per annum (the “7% Return”), the Advisor will receive 10% of the excess total return above the 7% Return allocable to that class. The total return to stockholders is defined for each class of common stock as the change in NAV per share for such class plus distributions per share for such class. The NAV per share for a class calculated on the last trading day of a calendar year shall be the amount against which changes in NAV per share are measured during the subsequent calendar year. However, in the event the Company’s NAV per share for any class of common stock decreases below $10.00, the performance component will not be earned on any increase in NAV up to $10.00 per share with respect to that class. The foregoing per share NAV thresholds for each class are subject to downward adjustment by the Company’s board of directors to account for any distributions made after the commencement of the Offering that the board of directors deems to be a return of capital to the applicable class of stockholders.

Subject to certain limitations, the Company will reimburse the Advisor for costs and expenses it incurs in connection with the services it provides to the Company, including, but not limited to, organization and offering expenses, the annual cost of goods and services used by the Company and obtained from third parties, expenses of managing and operating the Company’s properties, acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, and out-of-pocket expenses in connection with providing services to the Company, including reasonable salaries and wages, benefits and overhead of all personnel that provide services to the Company; provided, that the Advisor does not currently intend to seek reimbursement for any portion of the compensation payable to the Company’s executive officers. The Advisor may be required to reimburse the Company for expense reimbursements paid to the Advisor that exceed certain limits described in the Advisory Agreement.

Relationship with the Company’s Directors

For so long as the Advisory Agreement is in effect, the Advisor will have the right to nominate, subject to the approval of such nomination by the Company’s board of directors, three directors, each of whom must also be a director, manager, officer or employee of the Advisor, the Advisor’s affiliate or any corporate parent of such an affiliate (each, an “Affiliated Director”), to the slate of directors to be voted on by the stockholders at the Company’s annual meeting of stockholders; provided, however, that such number of director nominees will be reduced as necessary by a number that will result in a majority of the directors being independent directors. Furthermore, the Company’s board of directors is required to consult with the Advisor in connection with (i) its selection of each independent director for nomination to the slate of directors to be voted on at the annual meeting of stockholders and (ii) filling any vacancies created by the removal, resignation, retirement or death of any director.

The foregoing summary of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement, a copy of which is attached as Exhibit 10.1.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Incentive Plan

On September 27, 2012, the Company’s board of directors adopted the Jones Lang LaSalle Income Property Trust, Inc. Incentive Plan (the “Incentive Plan”), which the Company may use to attract and retain directors, officers, employees and consultants. The Incentive Plan, which was effective immediately upon adoption by the board, authorizes grants of restricted stock, stock options, stock appreciation rights, restricted or deferred stock units, other stock-based awards and cash-based awards to the Company’s directors, employees and consultants selected by the board for participation in the plan. Stock options may not have an exercise price that is less than the fair market value of a share of the Company’s common stock on the date of grant and may not have a term in excess of ten years from the grant date.

The Incentive Plan will be administered by the Company’s board of directors or a committee appointed by the board, whom will have the sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the plan if the grant or vesting of the awards would jeopardize the Company’s status as a REIT under the Internal Revenue Code or otherwise violate the ownership and transfer restrictions imposed under the Company’s charter. Unless otherwise determined by the board, no award granted under the Incentive Plan will be transferable except through the laws of descent and distribution.

The board of directors has authorized and reserved a maximum of 2,000,000 Class M shares for issuance under the Incentive Plan. However, no awards shall be granted under the Incentive Plan on any date on which the aggregate number of shares subject to awards previously issued under the Incentive Plan, together with the proposed awards to be granted on such date, exceeds 2% of the total outstanding shares of common stock on such date. In the event of a transaction between the Company and its stockholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the Incentive Plan will be adjusted proportionately, and the board will make adjustments to the Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price. The board of directors may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. The board may discriminate among participants or among awards in exercising its discretion.

The Incentive Plan will automatically expire on September 27, 2022, unless extended or earlier terminated by the board. The board may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. The board may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of the Company’s stockholders if such approval is required by any law, regulation or rule applicable to the Incentive Plan.

The information set forth above is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit 10.2.

Adoption of Independent Directors Compensation Plan

On September 27, 2012, the Company’s board of directors adopted the Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan (the “Independent Directors Compensation Plan”), which will operate as a sub-plan of the Incentive Plan described above. The Independent Directors Compensation Plan will become effective as of the date that the Company’s Registration Statement has been declared effective by the SEC. Under the Independent Directors Compensation Plan, subject to certain conditions and restrictions, the Company will compensate each of its independent directors with an annual retainer of $60,000, plus additional retainers of $10,000 to the Chairman of the Audit Committee, $5,000 to each other member of the Audit Committee and $5,000 to the lead independent director.

In addition, each of the Company’s independent directors will receive an initial grant of 1,000 Class M shares (the “Initial Stock Grant”) as of the date that the Company’s Registration Statement has been declared effective by the SEC. Beginning in 2013, each new independent director who subsequently joins the board will receive the Initial Stock Grant on the date he or she joins the board. The Initial Stock Grant will vest immediately on the grant date and will be subject to a one-year holding period applicable to all Class M shares. Each independent director will receive another grant of 1,000 Class M shares promptly after each annual stockholder meeting at which such director is reelected.

All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings. If a director is also an officer of the Company, the Company will not pay separate compensation for services rendered as a director.

The information set forth above is qualified in its entirety by reference to the Independent Directors Compensation Plan, a copy of which is attached as Exhibit 10.3.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaws

On September 27, 2012, the Company amended and restated its bylaws in order to (1) conform the bylaws to the requirements of the Statement of Policy Regarding Real Estate Investment Trusts of the North America Securities Administrators Association, which sets forth the blue sky laws applicable to the Offering (the “Blue Sky Laws”), (2) modify certain requirements with respect to the composition of the Company’s board of directors and (3) further modernize the bylaws based on developments in REIT law and industry practice. Below is a brief summary of the significant amendments to the Company’s Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

Amendments to comply with the Blue Sky Laws:

•

Stockholder Meetings (Sections 3 and 4 of Article II) – The Company must call a special meeting of stockholders to act on any matter that may be properly considered at a meeting of stockholders upon the written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast on a matter. The Amended and Restated Bylaws also set forth additional procedures, including notice provisions, with respect to annual and special meetings of stockholders and remove the authority of the Advisor to call a meeting of the stockholders for any purpose.

•

Quorum at Stockholder Meetings (Section 6 of Article II) – Provides that at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at such meeting on any matter will constitute a quorum. Previously, only the presence of 15% of the votes was required.

•

Stockholder Voting for Election of Directors (Section 7 of Article II) – The holders of a majority of the shares entitled to vote who are present in person or by proxy at an annual meeting of stockholders is required to elect a director. Previously, a plurality of all the votes cast at the meeting was required to elect a director.

•	Committees of the Board of Directors (Section 1 of Article IV) – Requires a majority of each committee of the Company’s board of directors to be comprised of independent directors.

Amendments relating to the composition of the Company’s board of directors:

•

Directors Nominated by the Advisor (Section 2, Article III) – Pursuant to the Amended and Restated Bylaws, for so long as the Advisory Agreement is in effect, (i) three directors on the slate of directors to be voted on by the stockholders must be designated for nomination by the Advisor, subject to the approval of such nominations by the Company’s board of directors; provided, however, that such number of designees shall be reduced as necessary by a number that will result in a majority of the directors being independent directors and (ii) the remaining directors shall be nominated by the Company’s board of directors after consultation with the Advisor.

•	Size of the Board (Section 2 of Article III) – Reduced the minimum number of directors from five to three.

•

Quorum at Board Meetings (Section 6 of Article III) – Requires a majority of the directors to constitute a quorum and removed the requirement that at least one affiliated director be present at a board meeting in order to establish a quorum.

•

Vacancies (Section 11 of Article III) – Provides that the board may elect a director to fill a vacancy on the board of directors which results from the removal of a director; provided, however, that any individual elected by the board to fill a vacancy will serve only for the remainder of the term of the directorship in which the vacancy occurred.

Amendments made for the purpose of modernizing the bylaws:

•

Stockholder Proposals (Section 11 of Article II) – Sets forth detailed procedures pursuant to which stockholders can submit proposals for consideration at annual and certain special meetings of stockholders.

•

Officers (Article V) – Increases the flexibility of the board of directors with respect to designating officers by requiring the Company’s officers to include only those officers that are required under Maryland law. These required officers include a President, a Secretary and a Treasurer. In addition, the Second Amended and Restated Bylaws set forth additional information about the responsibilities and authorities of various offices, whether or not the board of directors is required to designate an individual as such an officer.

•

Indemnification and Advance of Expenses – Removes provisions relating to indemnification and advance of expenses from its bylaws because similar provisions are included in the the Company’s Second Articles of Amendment and Restatement.

A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2. In addition, a copy of the Amended and Restated Bylaws, marked to reflect the changes to the Company’s existing bylaws, as amended, is attached as Exhibit 99.1. The summary above of the provisions of the Amended and Restated Bylaws are qualified in their entirety by reference to Exhibits 3.2 and 99.1.

Item 8.01 – Other Events.

On September 27, 2012, the Company’s Second Articles of Amendment and Restatement, which was approved by the Company’s stockholders on January 20, 2012 and again on July 11, 2012 and described in the definitive proxy statements relating thereto, was filed with the Maryland State Department of Assessments and Taxation and immediately took effect. A copy of the Second Articles of Amendment and Restatement is attached hereto as Exhibit 3.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Articles of Amendment and Restatement.

3.2	Second Amended and Restated Bylaws.

10.1	First Amended and Restated Advisory Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management, Inc., dated as of September 27, 2012.

10.2	Jones Lang LaSalle Income Property Trust, Inc. 2012 Incentive Plan.

10.3	Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan.

99.1	Second Amended and Restated Bylaws, marked against the Amended and Restated Bylaws adopted on December 18, 2006, as amended by the First Amendment to the Amended and Restated Bylaws adopted on November 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: September 28, 2012

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Articles of Amendment and Restatement.

3.2	Second Amended and Restated Bylaws.

10.1	First Amended and Restated Advisory Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management, Inc., dated as of September 27, 2012.

10.2	Jones Lang LaSalle Income Property Trust, Inc. 2012 Incentive Plan.

10.3	Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan.

99.1	Second Amended and Restated Bylaws, marked against the Amended and Restated Bylaws adopted on December 18, 2006, as amended by the First Amendment to the Amended and Restated Bylaws adopted on November 11, 2011.